Exhibit 99.2

Protective Life Corporation

Post Office Box 2606

Birmingham, AL 35202

Phone 205-268-1000

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended September 30, 2008. This document is dated November 3, 2008. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income (loss), in that it excludes realized investment gains and losses (net of the related amortization of deferred acquisition costs (“DAC”) and value of businesses acquired (“VOBA”) and participating income from real estate ventures). Consolidated and segment operating income (loss) excludes net realized investment gains (losses) (net of the related amortization of DAC and value of businesses acquired (“VOBA”) and participating income from real estate ventures). Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses) but are considered part of operating income because the derivatives are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s shareowners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

From time to time, the Company provides additional financial information, which is available on the Company’s web site at www.protective.com in the Analyst/Investor section under the financial report library titled Company Overview.

PROTECTIVE LIFE CORPORATION

Quarterly Financial Highlights

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2007	2007	2008	2008	2008	2007	2008
Pretax Operating Income *

Life Marketing	$39,974	$46,098	$46,449	$38,127	$52,222	$143,088	$136,798
Acquisitions	30,375	35,809	33,576	34,514	33,021	93,438	101,111
Annuities	6,436	4,340	2,489	9,487	556	18,711	12,532
Stable Value Contracts	13,107	12,583	16,216	17,545	28,184	37,648	61,945
Asset Protection	9,905	10,048	9,852	6,664	8,186	31,511	24,702
Corporate & Other	2,342	(6,236)	(29,973)	(2,093)	(32,173)	2,819	(64,239)
Total Pretax Operating Income	$102,139	$102,642	$78,609	$104,244	$89,996	$327,215	$272,849

Balance Sheet Data

Total GAAP Assets	$41,461,169	$41,786,041	$41,749,006	$42,636,077	$41,152,791
Shareowners’ Equity	$2,405,623	$2,456,761	$2,163,860	$2,081,742	$1,524,655
Shareowners’ Equity (excluding accumulated other comprehensive income) **	$2,491,334	$2,537,290	$2,543,808	$2,567,964	$2,452,860

Stock Data

Closing Price	$42.44	$41.02	$40.56	$38.05	$28.51	$42.44	$28.51
Average Shares Outstanding
Basic	71,074,619	71,076,532	71,080,703	71,116,961	71,115,365	71,055,969	71,104,383
Diluted	71,467,009	71,467,783	71,453,824	71,442,599	71,380,898	71,481,471	71,425,610

* “Pretax Operating Income” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pretax Operating Income” may be compared.

See Page 5 for a reconciliation of “Pretax Operating Income” to “Income (loss) Before Income Tax”.

** “Shareowners’ equity excluding accumulated other comprehensive income” is a non-GAAP financial measure.  “Shareowners’ equity” is a GAAP financial measure to which “Shareowners’ equity excluding accumulated other comprehensive income” may be compared.

See Page 4 for a reconciliation of “Shareowners’ equity excluding accumulated other comprehensive income” to “Shareowners’ equity”.

PROTECTIVE LIFE CORPORATION

GAAP Consolidated Statements Of Income

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2007	2007	2008	2008	2008	2007	2008
REVENUES
Gross Premiums and Policy Fees	$676,500	$702,341	$662,404	$678,873	$664,464	$2,024,682	$2,005,741
Reinsurance Ceded	(368,878)	(438,043)	(371,072)	(423,774)	(366,734)	(1,162,641)	(1,161,580)
Net Premiums and Policy Fees	307,622	264,298	291,332	255,099	297,730	862,041	844,161
Net investment income	428,792	421,024	408,465	438,941	423,522	1,254,910	1,270,928
RIGL - Derivatives	(37,467)	(28,054)	(1,657)	65,087	91,991	36,523	155,421
RIGL - All Other Investments	43,114	18,803	(28,045)	(112,411)	(351,102)	(10,201)	(491,558)
Other income	51,874	49,239	45,509	47,983	47,943	183,118	141,435
Total Revenues	793,935	725,310	715,604	694,699	510,084	2,326,391	1,920,387

BENEFITS & EXPENSES
Benefits and settlement expenses	504,905	462,068	494,676	470,344	535,839	1,431,639	1,500,859
Amortization of deferred policy acquisition costs and value of businesses acquired	73,863	71,991	68,370	71,450	39,331	228,279	179,151
Other operating expenses	70,663	61,178	65,068	60,204	60,788	235,931	186,060
Interest on indebtedness - subsidiaries	22,524	20,448	17,233	18,554	16,990	43,693	52,777
Interest on indebtedness - holding company - other debt	5,162	6,322	7,267	7,267	7,677	16,460	22,211
Interest on indebtedness - holding company - hybrid securities	9,401	9,401	9,401	9,401	9,401	28,203	28,203
Total Benefits and Expenses	686,518	631,408	662,015	637,220	670,026	1,984,205	1,969,261

INCOME (LOSS) BEFORE INCOME TAX	107,417	93,902	53,589	57,479	(159,942)	342,186	(48,874)
Income tax expense (benefit)	34,425	33,016	17,707	19,295	(59,934)	113,506	(22,932)
Discontinued Operations	0	0	0	0	0	0	0
NET INCOME (LOSS)	$72,992	$60,886	$35,882	$38,184	$(100,008)	$228,680	$(25,942)

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.97	$0.93	$0.73	$0.96	$0.88
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.34)	(0.24)	0.04	0.59	0.91
RIGL - All Other Investments, net of participating income	0.39	0.16	(0.27)	(1.02)	(3.19)
Discontinued Operations	0.00	0.00	0.00	0.00	0.00
Net income (loss) -diluted	$1.02	$0.85	$0.50	$0.53	$(1.40)
Average shares outstanding-diluted	71,467,009	71,467,783	71,453,824	71,442,599	71,380,898
Dividends paid	$0.225	$0.225	$0.225	$0.235	$0.235

PER SHARE DATA FOR YTD
Operating income-diluted *	$3.06	$3.99	$0.73	$1.69	$2.57	$3.06	$2.57
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.31	0.07	0.04	0.63	1.54	0.31	1.54
RIGL - All Other Investments, net of participating income	(0.17)	(0.01)	(0.27)	(1.28)	(4.47)	(0.17)	(4.47)
Discontinued Operations	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income (loss) -diluted	$3.20	$4.05	$0.50	$1.04	$(0.36)	$3.20	$(0.36)
Average shares outstanding-diluted	71,481,471	71,478,021	71,453,824	71,448,211	71,425,610	71,481,471	71,425,610
Dividends paid	$0.665	$0.890	$0.225	$0.460	$0.695	$0.665	$0.695

* “Operating Income” is a non-GAAP financial measure.  “Net Income (Loss)” is a GAAP financial measure to which “Operating Income” may be compared.

PROTECTIVE LIFE CORPORATION

GAAP Consolidated Balance Sheets

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2007	2007	2008	2008	2008
ASSETS

Fixed maturities	$22,278,777	$23,389,069	$23,167,901	$24,097,693	$22,084,909
Equity securities	73,237	117,037	289,307	357,672	312,389
Mortgage loans	4,193,776	3,284,326	3,377,397	3,523,121	3,653,919
Investment real estate	9,735	8,026	7,975	7,834	7,793
Policy loans	816,958	818,280	813,107	805,105	811,846
Other long-term investments	183,667	185,892	193,364	222,770	329,259
Long-term investments	27,556,150	27,802,630	27,849,051	29,014,195	27,200,115
Short-term investments	1,105,393	1,236,443	1,121,138	839,973	987,604
Total investments	28,661,543	29,039,073	28,970,189	29,854,168	28,187,719
Cash	175,420	146,152	117,933	107,367	86,587
Accrued investment income	277,696	291,734	281,396	294,908	308,144
Accounts and premiums receivable	234,351	87,883	118,533	139,123	163,258
Reinsurance receivable	4,956,979	5,089,100	5,287,241	5,203,089	5,227,020
Deferred policy acquisition costs and value of businesses acquired	3,393,961	3,400,493	3,499,271	3,629,243	3,965,955
Goodwill	118,032	117,366	116,481	116,307	122,128
Property and equipment, net	42,510	42,795	42,027	40,924	40,274
Other assets	162,930	144,296	156,486	163,752	172,759
Income Tax Receivable	128,143	165,741	148,342	120,248	154,454
Assets Related to Separate Accounts
Variable Annuity	2,955,534	2,910,606	2,686,752	2,641,203	2,426,806
Variable Universal Life	354,070	350,802	324,355	325,745	297,687

TOTAL ASSETS	$41,461,169	$41,786,041	$41,749,006	$42,636,077	$41,152,791

PROTECTIVE LIFE CORPORATION

GAAP Consolidated Balance Sheets

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2007	2007	2008	2008	2008
LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$15,898,097	$16,249,495	$16,728,276	$16,772,722	$16,882,724
Unearned premiums	1,131,611	1,179,812	1,188,886	1,222,142	1,248,942
Stable value product deposits	4,988,787	5,046,463	5,207,936	5,442,022	6,021,834
Annuity deposits	8,882,935	8,708,383	8,726,137	8,886,520	8,976,496
Other policyholders’ funds	353,301	307,950	350,779	405,653	424,185
Securities sold under repurchase agreements	144,200	0	0	360,000	0
Other liabilities	1,310,059	1,189,206	1,116,630	1,306,493	741,120
Deferred income taxes	439,495	512,156	361,038	317,531	58,747
Non-recourse funding obligations	1,175,000	1,375,000	1,375,000	1,375,000	1,375,000
Debt	482,852	559,852	579,852	559,852	649,852
Liabilities related to variable interest entities	400,000	400,000	400,000	400,000	0
Subordinated debt securities	524,743	524,743	524,743	524,743	524,743
Minority interest - subsidiaries	14,862	14,812	14,762	14,709	0
Liabilities related to separate accounts
Variable annuity	2,955,534	2,910,606	2,686,752	2,641,203	2,426,806
Variable universal life	354,070	350,802	324,355	325,745	297,687
TOTAL LIABILITIES	39,055,546	39,329,280	39,585,146	40,554,335	39,628,136

SHAREOWNERS’ EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in-capital	443,912	444,765	446,191	447,914	448,887
Treasury stock	(11,140)	(11,140)	(27,998)	(27,334)	(26,978)
Cumulative Effect Adjustments	2,146	2,146	3,616	3,616	3,616
Unallocated ESOP shares	(852)	(852)	(474)	(474)	(474)
Retained earnings	2,020,642	2,065,745	2,085,847	2,107,616	1,991,183
Accumulated other comprehensive income	(85,711)	(80,529)	(379,948)	(486,222)	(928,205)

TOTAL SHAREOWNERS’ EQUITY	2,405,623	2,456,761	2,163,860	2,081,742	1,524,655

TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$41,461,169	$41,786,041	$41,749,006	$42,636,077	$41,152,791

SHAREOWNERS’ EQUITY PER SHARE
Total Shareowners’ Equity	$34.29	$35.02	$30.99	$29.80	$21.81
Less: Accumulated other comprehensive income	(1.23)	(1.15)	(5.44)	(6.96)	(13.28)
Excluding accumulated other comprehensive income *	$35.52	$36.17	$36.43	$36.76	$35.09

Total Shareowners’ Equity	$2,405,623	$2,456,761	$2,163,860	$2,081,742	$1,524,655
Less: Accumulated other comprehensive income	(85,711)	(80,529)	(379,948)	(486,222)	(928,205)
Shareowners’ Equity (excluding accumulated other comprehensive income) *	$2,491,334	$2,537,290	$2,543,808	$2,567,964	$2,452,860

Common shares outstanding	70,147,926	70,149,062	69,829,037	69,864,518	69,903,431
Treasury Stock shares	3,104,034	3,102,898	3,422,923	3,387,442	3,348,529

* “Shareowners’ equity excluding accumulated other comprehensive income” is a non-GAAP financial measure.  “Shareowners’ equity” is a GAAP financial measure to which “Shareowners’ equity excluding accumulated other comprehensive income” may be compared.

PROTECTIVE LIFE CORPORATION

Calculation of Operating Earnings Per Share

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2007	2007	2008	2008	2008	2007	2008

CALCULATION OF NET INCOME (LOSS) PER SHARE

Net income (loss)	$72,992	$60,886	$35,882	$38,184	$(100,008)	$228,680	$(25,942)

Average shares outstanding-basic	71,074,619	71,076,532	71,080,703	71,116,961	71,115,365	71,055,969	71,104,383
Average shares outstanding-diluted	71,467,009	71,467,783	71,453,824	71,442,599	71,380,898	71,481,471	71,425,610

Net income (loss) per share-basic	$1.03	$0.85	$0.50	$0.54	$(1.41)	$3.22	$(0.36)
Net income (loss) per share-diluted	$1.02	$0.85	$0.50	$0.53	$(1.40)	$3.20	$(0.36)

Income (loss) from continuing operations	$72,992	$60,886	$35,882	$38,184	$(100,008)	$228,680	$(25,942)

EPS (basic)	$1.03	$0.85	$0.50	$0.54	$(1.41)	$3.22	$(0.36)
EPS (diluted)	$1.02	$0.85	$0.50	$0.53	$(1.40)	$3.20	$(0.36)

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(37,467)	$(28,054)	$(1,657)	$65,087	$91,991	$36,523	$155,421
Derivative Gains related to Corporate Debt and Investments	(132)	(195)	(484)	(1,786)	(1,915)	(626)	(4,185)
Derivative Gains related to Annuities	(193)	1,866	6,240	1,850	10,385	(1,798)	18,475
RIGL - All Other Investments, net of participating income	43,114	18,803	(28,045)	(112,411)	(351,102)	(17,058)	(491,558)
Related amortization of DAC & VOBA	(44)	(1,160)	(1,074)	495	703	(2,070)	124
	5,278	(8,740)	(25,020)	(46,765)	(249,938)	14,971	(321,723)
Tax effect	(1,847)	3,059	8,757	16,368	87,478	(5,240)	112,603
	$3,431	$(5,681)	$(16,263)	$(30,397)	$(162,460)	$9,731	$(209,120)

RIGL - Derivatives per share-diluted	$(0.34)	$(0.24)	$0.04	$0.59	$0.91	$0.31	$1.54
RIGL - All Other Investments per share-diluted	$0.39	$0.16	$(0.27)	$(1.02)	$(3.19)	$(0.17)	$(4.47)

OPERATING INCOME PER SHARE *

Net income (loss) per share-diluted	$1.02	$0.85	$0.50	$0.53	$(1.40)	$3.20	$(0.36)
Discontinued operations	—	—	—	—	—	—	—
RIGL - Derivatives per share-diluted	(0.34)	(0.24)	0.04	0.59	0.91	0.31	1.54
RIGL - All Other Investments, net of participating income per share-diluted	0.39	0.16	(0.27)	(1.02)	(3.19)	(0.17)	(4.47)
Change in accounting principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Operating income per share-diluted	$0.97	$0.93	$0.73	$0.96	$0.88	$3.06	$2.57

NET OPERATING INCOME *

Net income (loss)	$72,992	$60,886	$35,882	$38,184	$(100,008)	$228,680	$(25,942)
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(24,565)	(17,149)	2,664	42,349	65,299	22,164	110,312
Less: RIGL - All Other Investments net of tax, amortization, and participating income	27,996	11,468	(18,927)	(72,746)	(227,759)	(12,433)	(319,432)
Net operating income	$69,561	$66,567	$52,145	$68,581	$62,452	$218,949	$183,178

PRETAX OPERATING INCOME **

Income (loss) before income tax and discontinued operations	$107,417	$93,902	$53,589	$57,479	$(159,942)	$342,186	$(48,874)
Less: RIGL - Derivatives	(37,467)	(28,054)	(1,657)	65,087	91,991	36,523	155,421
Less: Derivative gains related to corporate debt, investments & annuities	(325)	1,671	5,756	64	8,470	(2,424)	14,290
Less: RIGL - All Other Investments, net of participating income	43,114	18,803	(28,045)	(112,411)	(351,102)	(17,058)	(491,558)
Less: Related amortization of DAC & VOBA	(44)	(1,160)	(1,074)	495	703	(2,070)	124
Pretax operating income	$102,139	$102,642	$78,609	$104,244	$89,996	$327,215	$272,849

* “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income (Loss)” and “Net Income (Loss) Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pretax Operating Income” is a non-GAAP financial measure.  “Income (Loss) Before Income Tax” is a GAAP financial measure to which “Pretax Operating Income” may be compared.

PROTECTIVE LIFE CORPORATION

Invested Asset Summary

(Dollars In Millions)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2007	2007	2008	2008	2008
Total Portfolio

Fixed Income	$22,278.8	$23,389.1	$23,167.9	$24,097.7	$22,084.9
Mortgage Loans	4,193.8	3,284.3	3,377.4	3,523.1	3,653.9
Real Estate	9.7	8.0	8.0	7.8	7.8
Equities	73.2	117.0	289.3	357.7	312.4
Policy Loans	817.0	818.3	813.1	805.1	811.8
Short Term Investments	1,105.4	1,236.4	1,121.1	840.0	987.6
Other Long Term Investments	183.6	185.9	193.4	222.8	329.3
Total Invested Assets	$28,661.5	$29,039.0	$28,970.2	$29,854.2	$28,187.7

Fixed Income

Corporate Bonds	$11,474.8	$11,778.6	$11,978.3	$12,607.8	$11,613.2
Residential Mortgage Backed Securities*	8,597.5	7,040.4	6,216.0	6,587.1	5,652.5
Commercial Mortgage Backed Securities*	—	1,481.3	1,232.7	1,206.3	1,249.5
Asset Backed Securities*	—	842.2	1,486.1	1,316.5	1,209.0
US Govt Bonds	260.4	321.8	317.7	313.3	390.2
Public Utilities	1,853.8	1,836.1	1,874.1	2,035.1	1,939.2
States, Municipals and Political Subdivisions	92.0	88.4	62.9	31.5	31.3
Preferred Securities	0.1	0.1	0.1	0.1	—
Convertibles and Bonds with Warrants	0.2	0.2	—	—	—
Total Fixed Income Portfolio	$22,278.8	$23,389.1	$23,167.9	$24,097.7	$22,084.9

Fixed Income - Quality

AAA	42.3%	43.4%	42.2%	40.9%	38.6%
AA	9.5%	8.8%	8.2%	7.3%	7.1%
A	18.5%	18.5%	17.8%	18.1%	18.8%
BBB	26.6%	25.7%	27.0%	28.4%	30.3%
BB or Lower	3.1%	3.6%	4.8%	5.3%	5.2%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	66.4%	64.8%	64.5%	64.4%	64.9%
Apartments	10.2%	10.5%	10.8%	10.6%	10.4%
Office Buildings	13.0%	13.8%	13.8%	13.8%	14.0%
Warehouses	8.2%	8.1%	8.0%	8.3%	8.1%
Miscellaneous	2.2%	2.8%	2.9%	2.9%	2.6%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$—	$7.5	$7.4	$—	$7.8
90 Days Past Due	21.6	—	—	7.4	7.4
Renegotiated Loans	2.1	—	—	—	—
Foreclosed Real Estate	—	—	—	—	—
	$23.7	$7.5	$7.4	$7.4	$15.2

*    Prior to 4th quarter 2007, Residential Mortgage Backed, Commercial Mortgage Backed, and Asset Backed Securities were included in Residential Mortgage Backed Securities.

PROTECTIVE LIFE CORPORATION

Invested Asset Summary - continued

(Dollars In Millions)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
Trading Portfolio Composition (excl. Modco Trading Portfolio)	2007	2007	2008	2008	2008
Asset Class
AAA	$191.1	$186.6	$182.3	$192.4	$183.4
AA	31.7	31.4	16.6	17.1	19.2
A	46.1	56.8	62.4	58.1	81.9
BBB	137.8	136.7	153.7	153.9	103.0
BB	5.0	—	—	—	—
B	—	—	—	—	—
Short term investments	6.2	15.0	17.6	2.0	—
Swaps	3.2	(4.7)	(13.9)	(5.7)	—
Total	$421.1	$421.8	$418.7	$417.8	$387.5

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
Modco Trading Portfolio	2007	2007	2008	2008	2008
Asset Class
AAA	$1,621.2	$1,631.2	$1,527.2	$1,477.5	$1,330.5
AA	379.0	344.9	263.8	249.6	200.2
A	832.8	834.5	754.0	713.3	654.9
BBB	730.3	755.0	806.5	837.3	792.5
Below investment grade	38.3	39.0	29.9	46.7	53.2
Total	$3,601.6	$3,604.6	$3,381.4	$3,324.4	$3,031.3

PROTECTIVE LIFE CORPORATION

Invested Asset Summary - continued

(Dollars In Millions)

(Unaudited)

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of September 30, 2008:

	Estimated Fair Value of Security by Year of Origination
	2004 and
	Prior	2005	2006	2007	2008	Total
Rating
AAA	$7.9	$88.3	$227.3	$199.2	$—	$522.7
AA	—	—	—	23.1	—	23.1
Subtotal	$7.9	$88.3	$227.3	$222.3	$—	$545.8
A	—	—	42.8	—	—	42.8
BBB	—	2.9	37.8	—	—	40.7
Below investment grade	—	—	19.5	7.0	—	26.5
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$7.9	$91.2	$327.4	$229.3	$—	$655.8

	Estimated Unrealized Gain (Loss) of Security by Year of Origination
	2004 and
	Prior	2005	2006	2007	2008	Total
Rating
AAA	$(1.2)	$(5.3)	$(10.7)	$(15.5)	$—	$(32.7)
AA	—	—	—	(1.1)	—	(1.1)
Subtotal	$(1.2)	$(5.3)	$(10.7)	$(16.6)	$—	$(33.8)
A	—	—	(4.6)	—	—	(4.6)
BBB	—	(4.9)	(18.4)	—	—	(23.3)
Below investment grade	—	—	(4.8)	(59.3)	—	(64.1)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(1.2)	$(10.2)	$(38.5)	$(75.9)	$—	$(125.8)

Mortgage-backed Securities Collateralized by Sub-prime Mortgage Loans as of September 30, 2008:

	Estimated Fair Value of Security by Year of Origination
	2004 and
	Prior	2005	2006	2007	2008	Total
Rating
AAA	$1.9	$3.7	$17.2	$6.1	$—	$28.9
AA	0.8	—	11.4	5.9	—	18.1
Subtotal	$2.7	$3.7	$28.6	$12.0	$—	$47.0
A	—	—	—	—	—	—
BBB	1.0	—	—	8.1	—	9.1
Below investment grade	0.7	—	—	0.6	—	1.3
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$4.4	$3.7	$28.6	$20.7	$—	$57.4

	Estimated Unrealized Gain (Loss) of Security by Year of Origination
	2004 and
	Prior	2005	2006	2007	2008	Total
Rating
AAA	$(0.5)	$(0.3)	$(2.7)	$(4.0)	$—	$(7.5)
AA	(0.1)	—	(2.6)	(5.1)	—	(7.8)
Subtotal	$(0.6)	$(0.3)	$(5.3)	$(9.1)	$—	$(15.3)
A	—	—	—	—	—	—
BBB	(0.9)	—	—	(5.1)	—	(6.0)
Below investment grade	(0.3)	—	—	(4.5)	—	(4.8)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(1.8)	$(0.3)	$(5.3)	$(18.7)	$—	$(26.1)

PROTECTIVE LIFE CORPORATION

Life Marketing and Acquisitions - Quarterly Earnings Trends

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2007	2007	2008	2008	2008	2007	2008
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$360,450	$385,268	$358,783	$377,807	$372,674	$1,067,759	$1,109,264
Reinsurance Ceded	(203,285)	(262,649)	(207,865)	(255,739)	(205,699)	(650,601)	(669,303)
Net Premiums and Policy Fees	157,165	122,619	150,918	122,068	166,975	417,158	439,961
Net investment income	79,437	82,287	84,956	86,989	88,825	242,831	260,770
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	27,514	28,485	25,045	26,010	23,507	109,871	74,562
Total Revenues	264,116	233,391	260,919	235,067	279,307	769,860	775,293

BENEFITS & EXPENSES
Benefits and settlement expenses	182,010	151,577	177,778	161,861	212,201	483,486	551,840
Amortization of deferred policy acquisition costs and value of businesses acquired	27,807	24,025	26,923	27,234	5,009	82,069	59,166
Other operating expenses	14,325	11,691	9,769	7,845	9,875	61,217	27,489
Total Benefits and Expenses	224,142	187,293	214,470	196,940	227,085	626,772	638,495

INCOME BEFORE INCOME TAX	$39,974	$46,098	$46,449	$38,127	$52,222	$143,088	$136,798

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$198,381	$203,370	$191,492	$193,516	$188,377	$607,327	$573,385
Reinsurance Ceded	(122,347)	(132,582)	(115,763)	(125,079)	(120,785)	(377,959)	(361,627)
Net Premiums and Policy Fees	76,034	70,788	75,729	68,437	67,592	229,368	211,758
Net investment income	143,342	141,374	136,213	134,482	132,177	437,591	402,872
RIGL - Derivatives	(38,782)	(22,675)	28,590	46,499	106,974	29,297	182,063
RIGL - All Other Investments	38,431	20,080	(36,318)	(50,323)	(146,976)	(22,852)	(233,617)
Other income	2,405	2,284	1,421	1,847	1,605	7,178	4,873
Total Revenues	221,430	211,851	205,635	200,942	161,372	680,582	567,949

BENEFITS & EXPENSES
Benefits and settlement expenses	162,460	151,323	154,420	142,801	145,153	482,648	442,374
Amortization of deferred policy acquisition costs and value of businesses acquired	18,435	20,273	19,596	19,977	15,405	58,966	54,978
Other operating expenses	10,772	7,478	6,865	6,939	6,019	40,729	19,823
Total Benefits and Expenses	191,667	179,074	180,881	169,717	166,577	582,343	517,175

INCOME BEFORE INCOME TAX	29,763	32,777	24,754	31,225	(5,205)	98,239	50,774

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(38,782)	(22,675)	28,590	46,499	106,974	29,297	182,063
Less: RIGL - All Other Investments	38,431	20,080	(36,318)	(50,323)	(146,976)	(22,852)	(233,617)
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired	261	437	1,094	(535)	(1,776)	1,644	(1,217)

PRETAX OPERATING INCOME	$30,375	$35,809	$33,576	$34,514	$33,021	$93,438	$101,111

PROTECTIVE LIFE CORPORATION

Life Marketing and Annuities Data

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2007	2007	2008	2008	2008	2007	2008
LIFE MARKETING

SALES BY PRODUCT
Term	$36,326	$31,544	$27,008	$26,881	$23,039	$113,773	$76,928
U/L	24,761	18,290	14,663	12,581	11,092	57,473	38,336
VUL	1,826	1,850	1,604	1,679	1,222	5,835	4,505
Total	$62,913	$51,684	$43,275	$41,141	$35,353	$177,081	$119,769

SALES BY DISTRIBUTION
Brokerage general agents	$35,919	$31,250	$24,396	$23,545	$20,805	$107,008	$68,746
Independent agents	11,461	8,843	8,852	9,331	7,403	30,418	25,586
Stockbrokers/banks	9,651	8,760	8,447	7,307	6,587	27,596	22,341
Direct Response & BOLI	5,882	2,831	1,580	958	558	12,059	3,096
Total	$62,913	$51,684	$43,275	$41,141	$35,353	$177,081	$119,769

ANNUITIES

SALES
Variable Annuity	$147,275	$122,962	$92,792	$115,448	$132,374	$349,520	$340,614
Immediate Annuity	58,292	103,115	225,759	41,731	34,727	173,813	302,217
Single Premium Deferred Annuity	130,293	65,016	81,891	185,468	58,854	314,479	326,213
Market Value Adjusted Annuity	170,122	116,472	208,423	205,866	240,639	396,837	654,928
Equity Indexed Annuity	4,987	3,900	3,175	3,723	5,565	20,310	12,463
Total	$510,969	$411,465	$612,040	$552,236	$472,159	$1,254,959	$1,636,435

PRETAX OPERATING INCOME
Variable Annuity	$3,565	$5,828	$4,068	$5,436	$(5,737)	$13,352	$3,767
Fixed Annuity	2,871	(1,488)	(1,579)	4,051	6,293	5,359	8,765
Total	$6,436	$4,340	$2,489	$9,487	$556	$18,711	$12,532

DEPOSIT BALANCE
VA Fixed Annuity	$234,950	$214,220	$190,968	$201,171	$212,011
VA Separate Account Annuity	2,750,591	2,706,239	2,501,975	2,464,467	2,265,765
Sub-total	2,985,541	2,920,459	2,692,943	2,665,638	2,477,776
Fixed Annuity	4,468,045	4,682,912	5,114,313	5,443,137	5,703,702
Total	$7,453,586	$7,603,371	$7,807,256	$8,108,775	$8,181,478

PROTECTIVE LIFE CORPORATION

Annuities, Stable Value Contracts, and Asset Protection

Quarterly Earnings Trends  (Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2007	2007	2008	2008	2008	2007	2008
ANNUITIES

REVENUES
Gross Premiums and Policy Fees	$8,481	$8,787	$8,191	$8,449	$7,885	$25,376	$24,525
Reinsurance Ceded	—	—	—	—	—	—	—
Net Premiums and Policy Fees	8,481	8,787	8,191	8,449	7,885	25,376	24,525
Net investment income	69,313	72,244	77,286	85,007	89,742	195,064	252,035
RIGL - Derivatives	193	(1,866)	(6,240)	(1,850)	(10,385)	1,798	(18,475)
RIGL - All Other Investments	(266)	557	20	1,095	(14,419)	1,451	(13,304)
Other income	2,769	3,006	3,003	3,255	3,366	8,279	9,624
Total Revenues	80,490	82,728	82,260	95,956	76,189	231,968	254,405

BENEFITS & EXPENSES
Benefits and settlement expenses	62,731	65,429	67,416	71,842	81,441	174,781	220,699
Amortization of deferred policy acquisition costs and value of businesses acquired	5,022	7,626	5,901	7,239	3,034	20,059	16,174
Other operating expenses	6,350	5,499	6,414	6,333	6,650	17,392	19,397
Total Benefits and Expenses	74,103	78,554	79,731	85,414	91,125	212,232	256,270

INCOME BEFORE INCOME TAX	6,387	4,174	2,529	10,542	(14,936)	19,736	(1,865)

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	193	(1,866)	(6,240)	(1,850)	(10,385)	1,798	(18,475)
Add back: Derivative gains related to equity indexed annuities	193	(1,866)	(6,240)	(1,850)	(10,385)	1,798	(18,475)
Less: RIGL - All Other Investments	(266)	557	20	1,095	(14,419)	1,451	(13,304)
Add back: Related amortization of deferred policy acquisition costs	(217)	723	(20)	40	1,073	426	1,093

PRETAX OPERATING INCOME	$6,436	$4,340	$2,489	$9,487	$556	$18,711	$12,532

STABLE VALUE CONTRACTS

REVENUES
Gross Premiums and Policy Fees	$—	$—	$—	$—	$—	$—	$—
Reinsurance Ceded	—	—	—	—	—	—	—
Net Premiums and Policy Fees	—	—	—	—	—	—	—
Net investment income	73,501	76,121	78,361	77,747	88,254	224,080	244,362
RIGL - Derivatives	(148)	237	220	354	(3,196)	4,018	(2,622)
RIGL - All Other Investments	(185)	648	5,213	1,469	8,180	(3,509)	14,862
Other income	—	—	—	—	3,000	—	3,000
Total Revenues	73,168	77,006	83,794	79,570	96,238	224,589	259,602

BENEFITS & EXPENSES
Benefits and settlement expenses	58,340	61,304	59,929	57,485	60,128	180,156	177,542
Amortization of deferred policy acquisition costs and value of businesses acquired	985	1,059	1,067	1,095	1,211	3,140	3,373
Other operating expenses	1,069	1,175	1,149	1,622	1,731	3,136	4,502
Total Benefits and Expenses	60,394	63,538	62,145	60,202	63,070	186,432	185,417

INCOME BEFORE INCOME TAX	12,774	13,468	21,649	19,368	33,168	38,157	74,185

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(148)	237	220	354	(3,196)	4,018	(2,622)
Less: RIGL-All Other Investments	(185)	648	5,213	1,469	8,180	(3,509)	14,862

PRETAX OPERATING INCOME	$13,107	$12,583	$16,216	$17,545	$28,184	$37,648	$61,945

ASSET PROTECTION

REVENUES
Gross Premiums and Policy Fees	$101,189	$96,518	$95,335	$91,110	$88,763	$298,594	$275,208
Reinsurance Ceded	(43,244)	(42,808)	(47,443)	(42,954)	(40,249)	(134,071)	(130,646)
Net Premiums and Policy Fees	57,945	53,710	47,892	48,156	48,514	164,523	144,562
Net investment income	10,188	10,233	9,905	9,808	9,595	28,867	29,308
Realized investment gains (losses)	—	—	—	—	—	—	—
Other income	19,330	15,740	15,136	17,379	16,445	56,314	48,960
Total Revenues	87,463	79,683	72,933	75,343	74,554	249,704	222,830

BENEFITS & EXPENSES
Benefits and settlement expenses	30,779	24,105	24,766	27,662	28,021	82,707	80,449
Amortization of deferred policy acquisition costs and value of businesses acquired	21,291	18,822	14,332	15,341	14,154	63,458	43,827
Other operating expenses	25,488	26,708	23,983	25,676	24,193	72,028	73,852
Total Benefits and Expenses	77,558	69,635	63,081	68,679	66,368	218,193	198,128

INCOME BEFORE INCOME TAX	$9,905	$10,048	$9,852	$6,664	$8,186	$31,511	$24,702

PROTECTIVE LIFE CORPORATION

Stable Value Contracts and Asset Protection Data

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2007	2007	2008	2008	2008	2007	2008
STABLE VALUE CONTRACTS

SALES
GIC	$54,500	$800	$74,232	$11,113	$22,600	$132,000	$107,945
GFA - Direct Institutional	0	182,179	0	425,000	636,651	—	1,061,651
GFA - Registered - Institutional	475,000	0	450,000	0	0	525,000	450,000
GFA - Registered - Retail	42,735	20,796	113,404	151,725	25,719	65,870	290,848
Total	$572,235	$203,775	$637,636	$587,838	$684,970	$722,870	$1,910,444

DEPOSIT BALANCE
Quarter End Balance	$4,988,787	$5,046,463	$5,207,936	$5,442,022	$6,021,834	$4,988,787	$6,021,834
Average Daily Balance	$4,826,108	$4,964,733	$5,140,310	$5,139,017	$5,824,533	$5,021,185	$5,369,926

OPERATING SPREAD	1.09%	1.02%	1.26%	1.34%	1.70%	1.01%	1.45%

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2007	2007	2008	2008	2008	2007	2008

ASSET PROTECTION

SALES
Credit	$27,686	$26,271	$22,790	$18,381	$15,628	$87,347	$56,799
Service Contracts	96,189	79,772	71,663	82,199	72,483	261,584	226,345
Other	20,763	18,347	16,262	19,055	16,126	78,995	51,443
Total	$144,638	$124,390	$110,715	$119,635	$104,237	$427,926	$334,587

Note: The Asset Protection sales amounts relating to Service Contracts and Other lines for 3Q07 have been adjusted to provide a consistent presentation with 4Q07 through 2Q08.

PROTECTIVE LIFE CORPORATION

Corporate & Other Segment - Quarterly Earnings Trends

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2007	2007	2008	2008	2008	2007	2008

REVENUES
Gross Premiums and Policy Fees	$7,999	$8,399	$8,603	$7,991	$6,765	$25,626	$23,359
Reinsurance Ceded	(2)	(5)	(1)	(2)	(1)	(10)	(4)
Net Premiums and Policy Fees	7,997	8,394	8,602	7,989	6,764	25,616	23,355
Net investment income	53,011	38,765	21,744	44,908	14,929	126,477	81,581
RIGL - Derivatives	1,270	(3,751)	(24,227)	20,084	(1,402)	1,410	(5,545)
RIGL - All Other Investments	5,134	(2,482)	3,040	(64,652)	(197,887)	14,709	(259,499)
Other income	(144)	(276)	904	(508)	20	1,476	416
Total Revenues	67,268	40,650	10,063	7,821	(177,576)	169,688	(159,692)

BENEFITS & EXPENSES
Benefits and settlement expenses	8,585	8,330	10,367	8,693	8,895	27,861	27,955
Amortization of deferred policy acquisition costs and value of businesses acquired	323	186	551	564	518	587	1,633
Other operating expenses	49,746	44,798	50,789	47,011	46,388	129,785	144,188
Total Benefits and Expenses	58,654	53,314	61,707	56,268	55,801	158,233	173,776

INCOME (LOSS) BEFORE INCOME TAX	8,614	(12,664)	(51,644)	(48,447)	(233,377)	11,455	(333,468)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	1,270	(3,751)	(24,227)	20,084	(1,402)	1,410	(5,545)
Less: RIGL-All Other Investments, net of participating income	5,134	(2,482)	3,040	(64,652)	(197,887)	7,852	(259,499)
Add back: Derivative gains related to corporate debt and investments	132	195	484	1,786	1,915	626	4,185

PRETAX OPERATING INCOME (LOSS)	$2,342	$(6,236)	$(29,973)	$(2,093)	$(32,173)	$2,819	$(64,239)